UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 5, 2013

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 5, 2013, Peter J. Roman notified the Board of Directors of LHC Group, Inc. (“LHC Group” or the “Company”) of his decision to retire as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective end of the business day on December  31, 2013.

(c)           On November 5, 2013,  the Board of Directors of the Company approved the appointment of Jeffrey M. Kreger, age 46, as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective January 1, 2014 upon the retirement of Mr. Roman.  Mr. Kreger has served as the Company’s Senior Vice President of Finance since February 2013 and was previously Senior Vice President and Corporate Controller for Sun Healthcare Group, Inc. where he was employed from 2006 until joining LHC Group.  There are no transactions involving Mr. Kreger requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:  /s/ Peter J. Roman
Peter J. Roman
Executive Vice President and Chief
Financial Officer

Dated: November 8, 2013